UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2014

FIRST SAVINGS FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana		47129
(Address of Principal Executive Offices)		(Zip Code)

(812) 283-0724
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of First Savings Financial Group, Inc. (the “Company”) was held on February 11, 2014.  The final results of the vote for each matter submitted to a vote of shareholders are as follows:

1.	The following individuals were elected as directors of the Company, each for a three-year term or until their successors are duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes

Michael F. Ludden	1,152,678	34,410	740,971
Larry W. Myers	1,151,444	35,644	740,971
Vaughn K. Timberlake	1,143,620	43,468	740,971

2.
The ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014 was ratified by the following vote:

For	Against	Abstentions	Broker Non-Votes

1,890,346	19,509	18,204	0

3.	A resolution to approve the compensation of the Company’s named executive officers was approved by the following non-binding advisory vote:

For	Against	Abstentions	Broker Non-Votes

1,142,628	36,478	7,982	740,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date: February 14, 2014	By: /s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer